MED/CERT®

Certification. Medical Only.

Certificate

The Certification Body

MEDCERT Zertifizierungs- und Prüfungsgesellschaft für die Medizin GmbH
Pilatuspool 2 – 20355 Hamburg – Germany

herewith confirms that the company

ESQURE Advanced Medical Devices Ltd.
P.O. Box 125, Shilat Industrial Park, Building No. 1
Shilat 7318800
Israel

has introduced, applies and maintains a Quality Management System in the area of:

Design, manufacture, final inspection, distribution and service of electrical stimulation devices for wound healing

The compliance of the Quality Management System with the requirements of the below mentioned standard was verified by an audit:

EN ISO 13485:2012 + AC:2012

This certificate is valid until: 25 January 2019

Report No.: 7322IA01F
Process No.: QS - 7322
Certificate No.: 7322GB438160718

Hamburg, 18 July 2016

MEDCERT Certification Body
(Markus Bianchi)

DAkkS
Deutsche
Akkreditierungsstelle
D-ZM-19630-04-00